Scudder
Global Bond
Fund

Annual Report
October 31, 1996

Pure No-Load(TM) Funds

A fund designed to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER    (logo)

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  13  Financial Statements
  16  Financial Highlights
  17  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Officers and Directors
  26  Investment Products and Services
  27  How to Contact Scudder

                                    In Brief

o Scudder Global Bond Fund provided a total return of 3.97% for the fiscal year ended October 31, 1996, reflecting gains in Europe, flat U.S. and Japanese performance, and the effects of a stronger U.S. dollar.

o Bolstered by low inflation, moderate economic growth, and progress toward European monetary union, several of Europe's peripheral bond markets recorded double-digit gains this year.

o A rising U.S. dollar relative to other key currencies meant that gains in foreign markets bought fewer and fewer dollars during the 12-month period, ultimately cutting into the Fund's U.S.-based return.

o After months of negative performance in the U.S. bond market, the Fund's management team expects a turnaround and has increased its holdings there. Heading into 1997, the Fund also intends to bolster its exposure to foreign currencies, which are likely to benefit if the U.S. dollar retreats.



                          2 - Scudder Global Bond Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present the newly redesigned annual report for Scudder Global Bond Fund. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.

     In this era of electronic information we have also taken a look at our abbreviated quarterly reports, which you generally receive during the month after the end of your fund's first and third fiscal quarters. Going forward, these printed reports will be discontinued, and portfolio information will be made available on a more timely basis -- each month, in most cases -- through Scudder's Web site, Scudder's automated information line (SAIL), and by calling Investor Relations.

     As detailed in the portfolio management discussion that follows, fiscal year 1996 was somewhat lackluster for U.S. investors in global bond markets -- a disappointment for those who participated in the rocky markets of 1994 and 1995. We look forward to the coming year with optimism; however, as low inflation and moderate economic growth the world over have set the stage for positive bond market returns. Moreover, we expect that a retreat in the value of the U.S. dollar will yield Fund returns more in line with those in local bond markets, which in some cases this year were quite exciting.

     We'd like to take this opportunity to announce a change in your fund's management team. Christopher B. Steward, a Scudder fixed-income analyst since 1992 and a key member of Scudder's Global Bond group, has replaced Margaret Hadzima on the team headed by Adam Greshin. Chris brings a wealth of experience, including more than nine years of investment-related experience, to the team.

     We thank you for your continued investment in Scudder Global Bond Fund. Please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President
     Scudder Global Bond Fund


                          3 - Scudder Global Bond Fund

PERFORMANCE UPDATE as of October 31 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                      Total Return
Period     Growth    --------------
Ended        of                Average
10/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER GLOBAL BOND FUND
--------------------------------------
1 Year    $10,397      3.97%   3.97%
5 Year    $12,632     26.32%   4.78%
Life of
Fund*     $13,472     34.72%   5.39%
--------------------------------------
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
--------------------------------------
1 Year    $10,536      5.36%   5.36%
5 Year    $16,043     60.43%   9.90%
Life of
Fund*     $17,599     75.99%  10.65%
--------------------------------------
SALOMON BROTHERS CURRENCY-HEDGED WORLD
GOVERNMENT BOND INDEX (1-3 YEARS)
--------------------------------------
1 Year    $10,773      7.73%   7.73%
5 Year    $13,668     36.68%   6.44%
Life of
Fund*     $14,428     44.28%   6.78%
--------------------------------------
*The Fund commenced operations on March 1, 1991.
 Index comparisons begin March 31, 1991.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED OCTOBER 31

SCUDDER GLOBAL BOND FUND
Year            Amount
----------------------
3/91*          $10,000
'91            $10,653
'92            $11,487
'93            $12,307
'94            $12,277
'95            $12,944
'96            $13,457

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
Year            Amount
----------------------
3/91*          $10,000
'91            $10,970
'92            $12,494
'93            $13,993
'94            $14,499
'95            $16,703
'96            $17,599

SALOMON BROTHERS CURRENCY-HEDGED
WORLD GOVERNMENT BOND INDEX (1-3 YEARS)
Year            Amount
----------------------
3/91*          $10,000
'91            $10,556
'92            $11,354
'93            $12,044
'94            $12,210
'95            $13,392
'96            $14,428

The unmanaged Salomon Brothers World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31


                      1991*    1992    1993    1994    1995    1996
                     ----------------------------------------------------
NET ASSET VALUE...   $12.01   $11.84  $11.68  $10.78  $10.53  $10.25
INCOME DIVIDENDS..   $  .76   $ 1.08  $  .95  $  .87  $  .80  $  .67
CAPITAL GAINS
DIVIDENDS.........   $  --    $  --   $  .02  $  --   $  --   $  --
FUND TOTAL
RETURN (%)........     6.65     7.83    7.14    -.25    5.43    3.97
INDEX TOTAL
RETURN (%)**......     5.56     7.56    6.08    1.87    9.68    5.36


On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 2.46. **The Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index for yearly periods ended October 31, 1995.
All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.

                          4 - Scudder Global Bond Fund

PORTFOLIO SUMMARY as of October 31, 1996
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE                     INTEREST RATE EXPOSURE
---------------------------------------------------------------------------
U.S.                  23.2%               U.S.                23.2%
Germany               14.9%               Japan               17.1%
Italy                  9.6%               Germany             14.9%
U.K.                   8.6%               Italy                9.6%
Supranational          5.7%               U.K.                 8.6%
Canada                 5.6%               Canada               5.6%
New Zealand            5.5%               New Zealand          5.5%
France                 5.2%               France               5.2%
Japan                  5.0%               Denmark              4.2%
Denmark                4.2%               Spain                3.0%
Belgium                3.3%               Australia            2.0%
Austria                3.1%               Sweden               1.1%
Spain                  3.0%                                    ----
Australia              2.0%                                    100%
Sweden                 1.1%                                    ====
                       ----
                       100%
                       ====

Several of Europe's peripheral            Exposure to the U.S. has been
bond markets recorded                     increased in anticipation of a
double-digit gains this year.             turnaround after months of negative
                                          performance.

Graphs in the form of pie charts appears here, illustrating the exact data points in the above tables.

-------------------------------------------------------------
Currency Exposure (a)
-------------------------------------------------------------
Australia          2.0%
Canada             5.6%
Denmark            4.2%
France             2.5%
Germany           18.7%
Italy              5.4%
Japan             11.3%
New Zealand        4.6%
Spain              3.0%
U.K.               5.0%
U.S.              37.7%
                  -----
                   100%
                  =====

A rising U.S. dollar relative to other
currencies limited Fund returns during
the period.


-----------------------------------------------------------------------------
(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                          5 - Scudder Global Bond Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Global Bond Fund has been managed by Adam M. Greshin since early 1995. Christopher B. Steward joined the management team in May of this year. The Fund's fiscal year 1996 performance and strategy, as well as management's outlook going into 1997, are presented here in an interview with Adam Greshin, Lead Portfolio Manager of Scudder Global Bond Fund.

Q: What was the global investment environment like for bonds during the past year?

A: It is difficult to characterize this year's global bond markets with a single statement. Each market appeared to respond to its own fundamentals, resulting in varying performance from region to region. In the United States, the bond market started the year out very strong, with projections for economic growth and inflation revised downward. In early 1996, the market gave back much of its gains when it was feared that economic growth and inflation would accelerate. Several economic indicators -- new housing starts and retail sales among them -- surged in the first two months of the calendar year. Ultimately, these fears proved premature. Evidence again pointed to slower economic growth, and bonds rallied as a result, ending up almost exactly where they started a year earlier. In all, the U.S. market saw much interim volatility but very little gain.

In Europe, the situation was different. Markets such as Germany and France responded to slow economic growth and low inflation, and were only narrowly affected by the growth scare in the United States. Europe's recession of the early 1990s was far deeper than America's momentary lapse in economic growth in 1990. High unemployment and excess manufacturing capacity in Europe should take much longer to unwind before inflation becomes a serious threat. The smaller, so-called "peripheral" European markets -- Italy, Spain, and Sweden, for example -- performed even better than their larger counterparts as investors sought to take advantage of their relatively higher yields. We believe that progress towards European Monetary Union has helped investors feel more comfortable owning the bonds of these countries, where political instability and damaging inflation historically have been more the rule than the exception.

In Japan, the bond market was decidedly lackluster. Very low interest rates and a massive monetary stimulation program by the Bank of Japan held out little hope of a rally in the near future. The market's spirits were further dampened by a growth scare early in 1996 -- a reaction to months of monetary stimulation. In the end, growth failed to materialize.

Q: In 1994 and 1995, widely fluctuating currencies caused much turmoil in the bond markets. How would you characterize the currency market in 1996?

A: Global currency markets were significantly more stable this year than last but no more rewarding for U.S. investors overseas. The dollar gained ground against major European currencies and the Japanese yen, eroding returns for U.S. investors. (To illustrate, if you had bought a German bond last year and sold it this year for a profit, the return on your investment would be reduced when you converted those deutschemarks into U.S. dollars.) As the year progressed, foreign currencies bought fewer and fewer dollars. But not all overseas


                          6 - Scudder Global Bond Fund
currencies declined relative to the dollar. Dollar-bloc currencies -- those of Australia, Canada, and New Zealand -- and some peripheral European currencies held their own during the year, rising in tandem with the dollar and even outpacing it in some cases.

Q: How did Scudder Global Bond Fund perform in such an environment?

A: Scudder Global Bond Fund provided a 3.97% total return for the year, reflecting flat U.S. performance (at 22% of portfolio holdings on June 30, 1996, the U.S. market represented the Fund's largest geographic weighting) and the effect of a stronger U.S. dollar.

Q: How did the Fund perform relative to its benchmark index, the unmanaged Salomon Brothers World Government Bond Index?

A: The Index returned a slightly higher 5.36%, primarily due to its lower weighting in the United States. The difference in performance also can be attributed to the fact that in late 1995, the Fund was still operating under its former objective, seeking high current income from a portfolio of short-term securities.

Q: What investments contributed most to the Fund's positive performance?

A: By far the most positive contribution came from the smaller peripheral European markets and the United Kingdom. Italy, Spain, Sweden, and the UK returned 29%, 17%, 19%, and 13%, respectively, in U.S. dollar terms during the year. In these markets, the Fund held bonds of relatively long duration, with most bonds having more than 10 years remaining before maturity.

Q: What were some of the disappointments?

A: The biggest disappointment of the past year was the performance of yen and mark-based holdings, which lost their value as the U.S. dollar appreciated. (At mid-year, 15% of Fund holdings were yen-denominated in anticipation of Japanese economic strength, which would likely boost the country's currency.) Also, exposure to longer-maturity U.S. bonds hurt performance in early 1996, when inflation was judged by many pundits to be just around the corner.

Q: It's been almost a year since the Fund altered its investment objective and approach, from seeking short-term income to more of an emphasis on total return. What effect has this change had on Fund performance over the past year?

A: In general, the Fund's newfound flexibility to hold medium and long-maturity bonds has resulted in stronger total returns, with price appreciation coming from several European markets this year, for example. On the other hand, the Fund's increased exposure to foreign currencies (under its previous objective, the Fund generally held little foreign currency) has restrained those returns in a year when the U.S. dollar has appreciated. We expect that at some point the dollar will retreat and that the Fund's performance will more closely reflect local market returns.

Q: Many emerging-market bonds provided double-digit returns this year. Why doesn't the Fund invest more heavily in these markets?

A: The emerging-debt markets -- including the bonds of Latin American, Eastern European, and Asian governments -- carry considerable investment risk and as


                          7 - Scudder Global Bond Fund
such are not deemed appropriate long-term holdings for Scudder Global Bond Fund. When investment returns in these markets are high, as they have been for the past year, it is easy to forget the political instability, rampant inflation, and wildly fluctuating currencies that produced double-digit losses in several markets in 1994 and 1995. That said, the Fund does invest in these markets from time to time. However, our commitment to emerging-debt markets is not permanent, and our approach to investing in such places is relatively conservative.

Q: What type of investor might benefit from owning Scudder Global Bond Fund?

A: Scudder Global Bond Fund is perhaps best suited for an investor who wishes to complement a well-diversified portfolio of stocks with a conservative exposure to the world's fixed-income markets. The Fund is not intended to be the cornerstone of an investment portfolio but can provide important diversification to a portfolio of stocks, since historically stocks and bonds have not always moved in tandem. As previously mentioned, the Fund is relatively conservative in its approach to the world's riskier bond markets and thus is designed to deliver a more consistent return from year to year than funds that limit their investment scope to a particular region or class of bonds.

Q: What markets do you find particularly attractive now?

A: We think the U.S. bond market offers significant upside potential in the coming months, if not for the next few years. We believe that economic growth in the United States is moderating, inflation has failed to materialize despite


                          8 - Scudder Global Bond Fund
spurts of stronger growth, and long-term interest rates have room to fall. To take advantage of these developments, the Fund now has roughly 25% of its assets invested in the United States.

From a currency standpoint, the reverse is true. After a year of steady gains, we expect the dollar to decline in value somewhat relative to other currencies. In anticipation, we are increasing the Fund's exposure to select European currencies and the yen.

Sincerely,

Your Portfolio Management Team

/s/Adam M. Greshin             /s/Christopher B. Steward
Adam M. Greshin                Christopher B. Steward


                                 Scudder Global
                                   Bond Fund:
                          A Team Approach to Investing

  Scudder Global Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Adam M. Greshin assumed responsibility for the Fund's day-to-day management and investment strategies in 1995. Adam joined Scudder in 1986 as an international bond analyst and is Product Leader for Scudder's global and international fixed-income investing. Christopher B. Steward, Portfolio Manager, joined the Fund's team in 1996 and contributes to the Fund's research and security selection. Prior to joining Scudder in 1992, Chris spent five years as an investment analyst.



                          9 - Scudder Global Bond Fund

                   Investment Portfolio as of October 31, 1996

                                                                                                         Principal          Market
                                                                                                           Amount          Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Dollars 1.0%

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/96 at 5.52%, to be
  repurchased at $2,175,334 on 11/1/96, collateralized by a $1,388,000 U.S. Treasury                                      ----------
  Bond, 13.875%, 5/15/11 (Cost $2,175,000) .......................................................        2,175,000        2,175,000
                                                                                                                          ----------

Foreign Denominated Debt Obligations 76.0%
------------------------------------------------------------------------------------------------------------------------------------

Australian Dollars 2.0%

Commonwealth of Australia, 10%, 10/15/02 .........................................................        4,800,000        4,315,191
British Pounds 8.5%
Abbey National Treasury, 6%, 8/10/99 .............................................................        1,580,000        2,499,736
SmithKline Beecham PLC, 8.375%, 12/29/00 .........................................................        4,000,000        6,686,351
United Kingdom Treasury Bond, 7.5%, 12/7/06 ......................................................        3,610,000        5,822,456
United Kingdom Treasury Bond, 8%, 12/7/15 ........................................................        1,915,000        3,150,952
                                                                                                                          ----------
                                                                                                                          18,159,495
                                                                                                                          ----------
Canadian Dollars 5.5%

Government of Canada, 7.5%, 3/1/01 ...............................................................          625,000          503,225
Government of Canada, 6.5%, 6/1/04 ...............................................................       10,350,000        7,873,328
Government of Canada, 8.75%, 12/1/05 .............................................................        1,500,000        1,301,890
Rogers Cantel Ltd., 10.5%, 6/1/06 ................................................................        2,600,000        2,128,138
                                                                                                                          ----------
                                                                                                                          11,806,581
                                                                                                                          ----------

Danish Kroner 4.2%

Kingdom of Denmark, 9%, 11/15/00 .................................................................       19,915,000        3,851,719
Kingdom of Denmark, 8%, 3/15/06 ..................................................................       16,200,000        2,987,949
Nykredit A/S, 6%, 10/1/26 ........................................................................       14,630,000        2,128,752
                                                                                                                          ----------
                                                                                                                           8,968,420
                                                                                                                          ----------

Deutsche Marks 14.7%

Federal Republic of Germany, 5.25%, 10/20/98 .....................................................        6,145,000        4,164,263
Federal Republic of Germany, 8.25%, 9/20/01 ......................................................        8,605,000        6,437,242
Federal Republic of Germany, 6%, 9/15/03 .........................................................        9,535,000        6,435,175
Federal Republic of Germany, 6%, 2/16/06 .........................................................       22,045,000       14,500,634
                                                                                                                          ----------
                                                                                                                          31,537,314
                                                                                                                          ----------

French Francs 5.2%

Government of France OAT, 7.25%, 4/25/06 .........................................................       51,800,000       11,063,293
                                                                                                                          ----------

Italian Lire 9.5%

Republic of Italy, 8.5%, 1/1/97 ..................................................................   11,300,000,000        7,441,119


    The accompanying notes are an integral part of the financial statements.

                         10 - SCUDDER GLOBAL BOND FUND


                                                                                                         Principal          Market
                                                                                                           Amount          Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Republic of Italy, 9.5%, 12/1/99 ...............................................................   18,455,000,000        12,875,384
                                                                                                                         ----------
                                                                                                                         20,316,503
                                                                                                                         ----------
Japanese Yen 16.9%

Export-Import Bank of Japan, 4.375%, 10/1/03 ...................................................      790,000,000         7,692,105
International Bank for Reconstruction & Development, 5.25%, 3/20/02 ............................      790,000,000         8,021,272
International Bank for Reconstruction & Development, 4.75%, 12/20/04 ...........................      403,200,000         4,058,526
Japan Development Bank, 6.5%, 9/20/01 ..........................................................      268,000,000         2,844,561
Kingdom of Belgium, 6.875%, 7/9/01 .............................................................      650,000,000         7,024,561
Republic of Austria, 4.5%, 9/28/05 .............................................................      430,000,000         4,330,175
Republic of Austria, 3.75%, 2/3/09 .............................................................      241,000,000         2,286,329
                                                                                                                         ----------
                                                                                                                         36,257,529
                                                                                                                         ----------

New Zealand Dollars 5.4%

Government of New Zealand, 10%, 7/15/97 ........................................................        3,330,000         2,382,285
Government of New Zealand, 8%, 11/15/06 ........................................................       12,485,000         9,256,369
                                                                                                                         ----------
                                                                                                                         11,638,654
                                                                                                                         ----------

Spanish Pesetas 3.0%

Kingdom of Spain, 11.45%, 8/30/98 ..............................................................      254,600,000         2,151,884
Kingdom of Spain, 10.3%, 6/15/02 ...............................................................      190,000,000         1,690,129
Kingdom of Spain, 8%, 5/30/04 ..................................................................      312,000,000         2,500,400
                                                                                                                         ----------
                                                                                                                          6,342,413
                                                                                                                         ----------

Swedish Krona 1.1%

Kingdom of Sweden, 6%, 2/9/05 ..................................................................       16,900,000         2,361,479
------------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $161,884,042) .................................                        162,766,872
------------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 21.9%
------------------------------------------------------------------------------------------------------------------------------------
U. S. Dollars 21.9%

360Communications Co., 7.125%, 3/1/03 ..........................................................        5,200,000         5,153,564
ITT Corp., 6.75%, 11/15/05 .....................................................................        2,100,000         2,037,105
Lockheed Martin Corp., 7.25%, 5/15/06 ..........................................................        5,200,000         5,323,812
Meditrust SBI, 7.82%, 9/10/26 ..................................................................        2,750,000         2,848,285
Time Warner Inc., 9.125%, 1/15/13 ..............................................................        4,300,000         4,685,065
U.S. Treasury Bond, 7.25%, 8/15/22 .............................................................        6,900,000         7,314,000
U.S. Treasury Bond, 6.25%, 8/15/23 .............................................................        6,300,000         5,918,031
U.S. Treasury Note, 6.625%, 6/30/01 ............................................................        2,265,000         2,312,769
U.S. Treasury Note, 5.75%, 8/15/03 .............................................................        8,000,000         7,791,280
U.S. Treasury Note, 6.5%, 8/15/05 ..............................................................        3,500,000         3,536,645
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $46,214,235) ..............................                         46,920,556
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $210,273,277) ..........................................................                        211,862,428
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         11 - SCUDDER GLOBAL BOND FUND


                                                                                                         Principal          Market
                                                                                                           Amount          Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Purchased Options 1.1%
------------------------------------------------------------------------------------------------------------------------------------
Call on Japanese Yen, strike price 103.92, expire 1/17/97   ................................ JPY    1,173,800,000             5,869
Put on Deutsche Marks, strike price 1.4865, expire 2/27/97  ................................ DEM        6,876,549           114,151
Put on Japanese Yen, strike price 108.29, expire 1/21/97    ................................ JPY    1,293,684,000           501,949
Put on Japanese Yen, strike price 109.25, expire 1/17/97    ................................ JPY    1,173,800,000           377,964
Put on Japanese Yen, strike price 112.88, expire 1/22/97    ................................ JPY      737,106,000            99,141
Put on Japanese Yen, strike price 113.25, expire 12/5/96    ................................ JPY    1,173,800,000           116,793

                                                                                                        Contracts
                                                                                                        ---------
Call on Italian Lira 10 year Bond, strike price 124, expire 2/21/97 ............................               54           105,903

U.S. Treasury Bond Future, strike price 112, expire 11/16/96 ...................................              667         1,094,297
------------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $1,525,683) ......................................................                          2,416,067
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $211,798,960)(a) .....................................                         214,278,495
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $211,820,963. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,457,532. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,226,242 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,768,710.

     At October 31, 1996, outstanding written options were as follows (Notes A and B):

                   Principal
                    Amount      Expiration          Strike          Market
Call Options        (000's)        Date              Price         Value($)
------------        -------        ----              -----         --------
DEM .........          6,611      2/27/97       DEM     1.429       12,692
JPY .........      1,173,800      1/17/97       JPY    103.92        2,582
JPY .........        737,106      1/22/97       JPY    109.91       43,489
NZD .........          5,660     11/27/96       NZD     .7071       23,772

Put Options
-----------
JPY .........      1,173,800      1/17/97       JPY    109.25      377,964
                                                                 ---------

Total outstanding written options (Premiums received $524,777) ..  460,499
                                                                 =========
 Currency Abbreviations
----------------------------------------------------------------------

 DEM        Deutsche Mark             JPY       Japanese Yen

 NZD        New Zealand Dollar        AUD       Australian Dollar

 CAD        Canadian Dollar           ECU       European Currency Unit

 FRF        French Franc              GBP       British Pound

 ITL        Italian Lira              SEK       Swedish Krona

 DKK        Danish Kroner


    The accompanying notes are an integral part of the financial statements.

                         12 - SCUDDER GLOBAL BOND FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $210,273,277) (Note A) .....   $211,862,428
                 Purchased options, at market (identified cost $1,525,683) (Note A) .      2,416,067
                 Cash ...............................................................            923
                 Foreign currency, at market (identified cost $140,139) (Note A) ....        139,975
                 Interest receivable ................................................      5,157,843
                 Receivable on investments sold .....................................     34,118,840
                 Receivable on Fund shares sold .....................................         41,522
                 Unrealized appreciation forward currency exchange contracts
                    (Notes A % D) ...................................................        247,497
                 Daily variation margin on futures contracts (Note A) ...............         36,130
                 Other assets .......................................................          6,114
                                                                                        ------------
                 Total assets .......................................................    254,027,339

Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................   $ 34,407,084
                 Dividends payable ..................................................        303,402
                 Payable for Fund shares redeemed ...................................        580,842
                 Accrued management fee (Note C) ....................................        114,427
                 Other accrued expenses (Note C) ....................................        285,418
                 Written options, at market (premiums received $524,777) (Note A) ...        460,499
                 Unrealized depreciation on forward currency exchange contracts
                    (Note A & D} ....................................................        471,760
                                                                                        ------------
                 Total liabilities ..................................................     36,623,432
                 -----------------------------------------------------------------------------------
                 Net assets, at market value ........................................   $217,403,907
                 -----------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investments .....................................................      1,589,151
                    Options .........................................................        954,662
                    Foreign currency related transactions ...........................       (234,052)
                 Accumulated net realized loss ......................................    (10,456,910)
                 Paid-in capital ....................................................    225,551,056
                 -----------------------------------------------------------------------------------
                 Net assets, at market value ........................................   $217,403,907
                 -----------------------------------------------------------------------------------


Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($217,403,907 / 21,216,085 shares of capital stock outstanding,      ------------
                   $.01 par value, 300,000,000 shares authorized) ...................   $      10.25
                                                                                        ------------


    The accompanying notes are an integral part of the financial statements.

                         13 - SCUDDER GLOBAL BOND FUND

                             Statement of Operations
                           year ended October 31, 1996

 Investment Income
----------------------------------------------------------------------------------------------------------------------------
                  Interest (net of foreign taxes withheld of $327,883) ..............   $ 21,178,465

                  Expenses:
                  Management fee (Note C) ...........................................   $  2,067,598
                  Services to shareholders (Note C) .................................        705,553
                  Custodian and accounting fees (Note C) ............................        418,177
                  Directors' fees and expenses (Note C) .............................         47,953
                  Reports to shareholders ...........................................        106,173
                  Auditing ..........................................................         96,563
                  Legal .............................................................         15,724
                  Registration fees .................................................         17,127
                  Amortization of organization expenses .............................          3,819
                  Other .............................................................         57,484
                                                                                        ------------
                  Total expenses before reductions ..................................      3,536,171
                  Expense reductions (Note C) .......................................       (775,310)
                                                                                        ------------
                  Expenses, net .....................................................      2,760,861
                  ----------------------------------------------------------------------------------
                  Net investment income .............................................     18,417,604
                  ----------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .......................................................      2,665,146
                  Options ...........................................................     (2,154,497)
                  Futures contracts .................................................     (4,520,374)
                  Foreign currency related transactions .............................     (5,151,255)
                                                                                        ------------
                                                                                          (9,160,980)

                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .......................................................     (6,757,787)
                  Options ...........................................................      3,437,142
                  Foreign currency related transactions .............................      1,935,307
                                                                                        ------------
                                                                                          (1,385,338)
                                                                                        ------------
                  Net loss on investment transactions ...............................    (10,546,318)
                  ----------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations ..............   $  7,871,286
                  ----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                         14 - SCUDDER GLOBAL BOND FUND

                       Statements of Changes in Net Assets

                                                                                Years Ended October 31,
 Increase (Decrease) in Net Assets                                               1996            1995
 ------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................   $  18,417,604    $  33,340,295
                 Net realized loss from investment transactions .........      (9,160,980)     (28,162,456)
                 Net unrealized appreciation (depreciation) on investment
                 transactions during the period..........................      (1,385,338)      14,695,835
                                                                            -------------    -------------
                 Net increase in net assets resulting from operations ...       7,871,286       19,873,674
                                                                            -------------    -------------
                 Distributions to shareholders from:

                 Net investment income ..................................     (11,459,193)     (14,850,406)
                                                                            -------------    -------------
                 Tax return of capital ..................................      (6,958,411)     (18,185,444)
                                                                            -------------    -------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................      18,750,629       51,277,133
                 Net asset value of shares issued to shareholders in
                 reinvestment of ........................................      14,288,523       23,158,972
                    distributions

                 Cost of shares redeemed ................................    (162,428,423)    (263,863,651)
                                                                            -------------    -------------
                 Net decrease in net assets from Fund share transactions     (129,389,271)    (189,427,546)
                                                                            -------------    -------------
                 Decrease in net assets .................................    (139,935,589)    (202,589,722)
                 Net assets at beginning of period ......................     357,339,496      559,929,218)
                                                                            -------------    -------------
                 Net assets at end of period ............................   $ 217,403,907    $ 357,339,496
                                                                            -------------    -------------

Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .............      33,924,422       51,959,978
                                                                            -------------    -------------
                  Shares sold ...........................................       1,831,418        4,874,517
                  Shares issued to shareholders in reinvestment of
                      distributions .....................................       1,396,784        2,204,979

                  Shares redeemed .......................................     (15,936,539)     (25,115,052)
                                                                            -------------    -------------
                  Net decrease in Fund shares ...........................     (12,708,337)     (18,035,556)
                                                                            -------------    -------------
                  Shares outstanding at end of period ...................      21,216,085       33,924,422
                                                                            -------------    -------------



    The accompanying notes are an integral part of the financial statements.

                         15 - SCUDDER GLOBAL BOND FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                               For the Period
                                                                                                                March 1, 1991
                                                                                                              (commencement of
                                                                                                               operations) to
                                                                  Years Ended October 31,                        October 31,
                                                    1996        1995         1994        1993        1992            1991
 -------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period ........     $10.53      $10.78       $11.68      $11.84      $12.01         $12.00
                                                --------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income .......................        .67         .80          .87         .95        1.08           .76
 Net realized and unrealized gain (loss) on
    investment transactions ..................       (.28)       (.25)        (.90)       (.14)       (.17)          .01

                                                --------------------------------------------------------------------------------
 Total from investment operations ............        .39         .55         (.03)        .81         .91           .77
                                                --------------------------------------------------------------------------------
 Less distributions from:
 Net investment income .......................       (.42)       (.36)        (.02)       (.95)      (1.08)         (.76)
 Net realized gains on investments ...........         --          --           --        (.02)         --            --
 Tax return of capital .......................       (.25)       (.44)        (.85)         --          --            --
                                                --------------------------------------------------------------------------------
 Total distributions .........................       (.67)       (.80)        (.87)       (.97)      (1.08)         (.76)
                                                --------------------------------------------------------------------------------

                                                --------------------------------------------------------------------------------
 Net asset value, end of period ..............     $10.25      $10.53       $10.78      $11.68      $11.84         $12.01
 -------------------------------------------------------------------------------------------------------------------------------
 Total Return (%) (a) ........................       3.97        5.43         (.25)       7.14        7.83           6.65**
 Ratios and Supplemental Data

 Net assets, end of period ($ millions) ......        217         357          560       1,041       1,369           205
 Ratio of operating expenses, net to average
    daily net assets (%) .....................       1.00        1.00         1.00        1.00        1.00         1.00*
Ratio of operating expenses before expense
    reductions, to average daily net assets (%)      1.28        1.20         1.15        1.11        1.23         1.89*
 Ratio of net investment income to average ...       6.67        7.73         7.76        8.10        8.94         9.97*
    daily net assets (%)
 Portfolio turnover rate (%) .................      335.7       182.8        272.4       259.8       274.2         26.1*
 *  Annualized
 ** Not annualized


(a)  Total returns would had been lower had certain expenses not been reduced.

     On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.

                         16 - SCUDDER GLOBAL BOND FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Board of Directors and the shareholders of the Fund approved, effective December 27, 1995, a change to the Fund's name and investment objective, as well as certain investment policies. The new objective of the Fund is to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Prior to December 27, 1995, the name of the Fund was Scudder Short Term Global Income Fund. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent


                         17 - SCUDDER GLOBAL BOND FUND
asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to increase the duration of the portfolio, as a temporary substitute for purchasing selected investments, and to lock in the purchase price of a security which it expects to purchase in the near future. Also, during the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                         18 - SCUDDER GLOBAL BOND FUND

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $10,171,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($4,463,000), October 31, 2003 ($5,009,000) and October 31, 2004 ($699,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

For the fiscal year ending October 31, 1996, a portion of the Fund's income dividends will be treated as nontaxable return of capital distributions under U.S. tax rules. The final tax status of 1996 distributions will be provided to shareholders in January 1997 on Form 1099-DIV.


                         19 - SCUDDER GLOBAL BOND FUND

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares were deferred and amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended October 31, 1996, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $802,183,339 and $948,089,057, respectively. Purchases and sales of U.S. Government obligations aggregated $66,306,405 and $39,163,788, respectively.

The aggregate face value of futures contracts opened and closed during the year ended October 31, 1996 was $3,175,006,362, respectively.

Transactions in written options for the year ended October 31, 1996 are summarized as follows:


             -----------------------------------------------------------------------------------------
               Exchange Traded Options           Over-the-Counter (000 omitted}
             ---------------------------     -------------------------------------
                Number of     Premiums          AUD           CAD           DEM           Premiums
                Contracts
             -----------------------------------------------------------------------------------------
Beginning
 of Period            297   $   407,879           8,158      29,201         33,750     $   886,688

 Written ...          400       929,996          35,470      10,500        161,841       2,062,624
 Closed ....         (697)   (1,337,875)             --     (29,201)       (80,434)     (1,086,716)
 Exercised .           --            --         (27,628)    (10,500)       (54,670)     (1,318,133)
 Expired ...           --            --         (16,000)         --        (53,876)       (475,073)
              -----------   -----------    -----------    ---------    -----------     -----------
 End of
 Period ....           --   $        --              --          --          6,611     $    69,390
              ===========   ===========    ============   =========    ===========     ===========
             -----------------------------------------------------------------------------------------


                         20 - SCUDDER GLOBAL BOND FUND

Transactions in written options for the year ended October 31, 1996 are summarized as follows (continued):

             ------------------------------------------------------------------------------------------------------

               Over-the Counter Options on Currencies (000 omitted)
             -------------------------------------------------------------------------------------
                   ECU           FRF          GBP           ITL           JPY           SEK            Premiums
             -------------------------------------------------------------------------------------  ---------------
 Beginning
 of Period          16,500            --       17,400    50,300,000          --        101,000      $ 1,904,190

 Written ...        16,500       100,000       17,400    53,128,354   9,758,180        318,829        2,782,996
 Closed ....            --      (100,000)     (17,400)           --  (3,095,684)      (217,236)      (1,380,147)
 Exercised .      (16,500)            --       (8,400)  (78,428,354) (3,577,790)      (202,593)      (2,166,210)
 Expired ...      (16,500)            --       (9,000)  (25,000,000)         --             --         (709,780)
               -----------  ------------  -----------  ------------   ---------    ------------     -----------
 End of
 Period ....            --            --           --            --   3,084,706             --      $   431,049
               ===========  ============  ===========  ============   =========    ============     ===========
             ------------------------------------------------------------------------------------------------------


              -----------------------------------------------------------
               Over-the-Counter Options on Currencies (000 omitted)


                   NZD         SEK/DEM      GBP/DEM         Premiums
              -----------------------------------------------------------
 Beginning
 of Period              --            --          --    $        --

 Written ...        23,360       103,208       5,102        227,516
 Closed ....            --       (80,603)         --        (88,083)
 Exercised .      (17,700)            --      (5,102)       (83,312)
 Expired ...            --       (22,605)         --        (31,783)
               -----------  ------------  -----------    ------------
 End of
 Period ....         5,660            --           --    $    24,338
               ===========  ============  ===========    ===========

              -----------------------------------------------------------


                         21 - SCUDDER GLOBAL BOND FUND

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the year ended October 31, 1996, the Adviser did not impose a portion of its management fee aggregating $775,310 and the amount imposed aggregated $1,292,288 which was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SSC aggregated $478,160, of which $34,371 is unpaid at October 31, 1996

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1996, the amount charged to the Fund by STC aggregated $14,129, of which $2,398 is unpaid at October 31, 1996

Effective November 29, 1995, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1996, the amount charged to the Fund by SFAC aggregated $233,988, of which $19,368 is unpaid at October 31, 1996.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1996, Directors' fees and expenses aggregated $47,953.


                         22 - SCUDDER GLOBAL BOND FUND

                                 D. Commitments

As of October 31, 1996, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $224,263.


                                                                               Net Unrealized
                                                                                Appreciation
                                                                               (Depreciation)
        Contracts to Deliver       In Exchange For        Settlement Date         (U.S.$)
       -----------------------  -----------------------  -------------------  -----------------
       SEK         15,341,595   USD          2,317,461        11/12/96             (12,179)
       ITL      2,274,823,569   DEM          2,269,762        11/18/96                 709
       FFR         29,350,803   DEM          8,682,000        11/25/96              (6,600)
       GBP            687,174   DEM          1,666,549        11/25/96             (18,229)
       GBP          4,065,000   DEM          9,954,047        11/25/96             (44,828)
       FFR         26,946,000   JPY        578,541,398        11/27/96            (173,049)
       JPY        583,394,373   FFR         26,946,000        11/27/96             130,346
       DEM         18,157,000   USD         11,907,010        12/09/96             (79,529)
       USD          4,447,000   DEM          6,777,762        12/09/96              27,413
       USD          7,423,098   DEM         11,379,238        12/09/96              89,029
       ITL     11,352,496,791   USD          7,367,418        12/09/96             (86,540)
       DKK         26,451,769   USD          4,521,670        12/10/96             (21,413)
       USD          4,572,475   DKK         26,451,769        12/10/96             (29,393)
                                                                              ------------
                                                                                  (224,263)
                                                                              ============

                                E. Line of Credit

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         23 - SCUDDER GLOBAL BOND FUND

                        Report of Independent Accountants

                                 Tax Information

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Bond Fund including the investment portfolio, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Bond Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                               COOPERS & LYBRAND L.L.P.
December 20, 1996


                         24 - SCUDDER GLOBAL BOND FUND

                             Officers and Directors


Daniel Pierce*
     Chairman of the Board, Director and Vice President

Nicholas Bratt*
     President and Director

Paul Bancroft III
     Director; Venture Capitalist and Consultant

Sheryle J. Bolton
     Director; Consultant

Thomas J. Devine
     Director; Consultant

William H. Gleysteen, Jr.
     Director; Consultant

Dudley H. Ladd*
     Director

William H. Luers
     Director; President, The Metropolitan Museum of Art

Robert W. Lear
     Honorary Director; Executive-in-Residence, Columbia University Graduate School of Business

Robert G. Stone, Jr.
     Honorary Director; Chairman of the Board and Director, Kirby Corporation

Susan E. Gray*
     Vice President

Adam M. Greshin*
     Vice President

Jerard K. Hartman*
     Vice President

Thomas W. Joseph*
     Vice President

Gerald J. Moran*
     Vice President

M. Isabel Saltzman*
     Vice President

Cornelia M. Small*
     Vice President

Thomas F. McDonough*
     Vice President and Secretary

Pamela A. McGrath*
     Vice President and Treasurer

David S. Lee*
     Vice President and Assistant Treasurer

Edward J. O'Connell*
     Vice President and Assistant Treasurer

Kathryn L. Quirk*
     Vice President and Assistant Secretary

Coleen Downs Dinneen*
     Assistant Secretary


*Scudder, Stevens & Clark, Inc.



                          25 - Scudder Global Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Zero Coupon 2000 Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund


U.S. Growth
-----------
  Value
     Scudder Capital Growth Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Emerging Markets Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                          26 - Scudder Global Bond Fund

                             How to Contact Scudder

Account Service and Information
-----------------------------------------------------------------------------------------------------------------------------------
                For existing account services and transactions

                  Scudder Investor Relations -- 1-800-225-5163

                For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

                  Scudder Electronic Account Services -- http://funds.scudder.com

                For information about your Scudder accounts, exchanges and redemptions

                  Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
-----------------------------------------------------------------------------------------------------------------------------------
                For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

                  Scudder Investor Relations -- 1-800-225-2470
                                                Investor_Relations@scudder.com

                  Scudder's World Wide Web Site -- http://funds.scudder.com

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
-----------------------------------------------------------------------------------------------------------------------------------
                To receive information about this discount brokerage service and to obtain an application

                  Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
-----------------------------------------------------------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Or Stop by a Scudder Funds Center
-----------------------------------------------------------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the
                Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton            Chicago               San Francisco
                   Boston                New York

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call: 1-800-541-7703.

                For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of  banks and other institutions, call: 1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

*    Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC

**  Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                          27 - Scudder Global Bond Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.







This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.


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